TRANSAMERICA PREFERRED ADVANTAGE VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated August 20, 2004

to the

Prospectus dated May 1, 2004

LIVING BENEFITS RIDER

This prospectus supplement hereby amends, and to the extent inconsistent, replaces, the optional living benefits rider disclosure.

Upgrades

You can upgrade the total withdrawal base and guaranteed future value to the policy value after the fifth rider anniversary by sending us written notice. At that time the minimum remaining withdrawal amounts will also be upgraded to the policy value and the maximum annual withdrawal amounts will be recalculated.

If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The principal back and for life withdrawal percentages will not change. The new rider effective date and guaranteed future value date will be the date the Company receives all necessary information.

The living benefits rider upgrade provision may vary for certain policies and may not be available for all policies.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Preferred Advantage Variable Annuity dated May 1, 2004